UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 18, 2020

_______________________________________________________________________________

National Research Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	001-35929	47-0634000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1245 Q Street, Lincoln, Nebraska	68508
(Address of principal executive offices)	(Zip Code)

(402) 475-2525

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$0.001 Par Value Common Stock	NRC	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 18, 2020, National Research Corporation (the “Company”) held its 2020 annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on the following proposals:

●	The election of one director, JoAnn M. Martin, to the Company’s Board of Directors for a three-year term to expire at the Company’s 2023 annual meeting of shareholders;

●	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2020; and

●	An advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement relating to the Annual Meeting.

As of the March 20, 2020 record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting, 25,108,892 shares of the Company’s common stock were outstanding and eligible to vote. Approximately 93.8% of all shares (and votes) were represented at the Annual Meeting or by proxy. The following are the final votes on the matters presented for shareholder consideration at the Annual Meeting:

Election of Directors

The shareholders elected JoAnn M. Martin as a director for a three-year term to expire at the Company’s 2023 annual meeting of shareholders. The results of the vote were as follows:

	For		Withheld		Broker Non-Votes
Name	Votes	Percentage(1)	Votes	Percentage	Votes	Percentage(2)
JoAnn M. Martin	22,241,185	98.3%	388,803	1.7%	922,542	N/A

Ratify Appointment of KPMG LLP for 2020

The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2020. The results of the vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage(1)	Votes	Percentage(1)	Votes	Percentage(2)	Votes	Percentage(2)
23,481,309	99.7%	70,873	0.3%	348	N/A	0	N/A

Advisory Vote to Approve Executive Compensation

The shareholders approved on an advisory basis the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement relating to the Annual Meeting. The results of the advisory vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage(1)	Votes	Percentage(1)	Votes	Percentage(2)	Votes	Percentage(2)
22,529,913	99.8%	42,942	0.2%	57,133	N/A	922,542	N/A

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(1)     Based on a total of all votes received and eligible to be counted as voted on this proposal at the Annual Meeting.
(2)     “N/A” means that abstentions and/or broker non-votes do not have any effect on the voting results on this proposal.

Item 7.01	Regulation FD Disclosure.

On May 18, 2020, the Company’s Board of Directors determined not to declare a dividend on the Company’s common stock in the second quarter of 2020.  The determination was made in light of the general economic uncertainty created by the COVID-19 pandemic and the Company’s desire to maintain a conservative liquidity cushion.  No determination has been made at this time regarding the declaration of future dividends.

The information contained in Item 7.01 of this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RESEARCH CORPORATION
(Registrant)

Date: May 22, 2020	By:	/s/ Kevin R. Karas
Kevin R. Karas
Senior Vice President Finance, Chief Financial Officer, Treasurer and Secretary